                                                                      EXHIBIT 21

                  [X] W. R. GRACE & CO., A DELAWARE CORPORATION
                                U.S. SUBSIDIARIES
                                                                      12/31/2001


[X]  Chapter 11 Filing - April 2, 2001


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                                                       STATE OF
                 SUBSIDIARY NAME                   INCORPORATION
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[X]    A-1 Bit & Tool Co., Inc.                           DE
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       Advanced Refining Technologiess
           Management, Inc.                               DE
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       Advanced Refining Technologies LLC                 DE
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[X]    Alewife Boston Ltd.                                MA
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[X]    Alewife Land Corporation                           MA
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[X]    Amicon, Inc.                                       DE
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       AP Chem Incorporated                               MD
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[X]    CB Biomedical, Inc.                                DE
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[X]    CCHP, Inc.                                         DE
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[X]    Coalgrace, Inc.                                    DE
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[X]    Coalgrace II, Inc.                                 DE
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       Construction Products Dubai, Inc.                  DE
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[X]    Creative Food 'N Fun Company                       DE
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[X]    Darex Puerto Rico, Inc.                            DE
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[X]    Del Taco Restaurants, Inc.                         DE
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[X]    Dewey and Almy, LLC                                DE
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[X]    Ecarg, Inc.                                        NJ
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[X]    Five Alewife Boston Ltd.                           MA
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[X]    G C Limited Partners I, Inc.                       DE
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[X]    G C Management, Inc.                               DE
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[X]    GEC Management Corporation                         DE
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[X]    GN Holdings, Inc.                                  DE
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[X]    GPC Thomasville Corp.                              DE
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[X]    Gloucester New Communities Company, Inc.           NJ
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[X]    Grace A-B Inc.                                     DE
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[X]    Grace A-B II Inc.                                  DE
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       Grace Asia Pacific, Inc.                           DE
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       Grace Chemicals, Inc.                              DE
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[X]    Grace Chemical Company of  Cuba                    IL
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       Grace Collections, Inc.                            DE
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[X]    Grace Culinary Systems, Inc.                       MD
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[X]    Grace Drilling Company                             DE
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[X]    Grace Energy Corporation                           DE
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[X]    Grace Environmental, Inc.                          DE
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[X]    Grace Europe, Inc.                                 DE
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

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                                                       STATE OF
                 SUBSIDIARY NAME                   INCORPORATION
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       Grace Germany Holdings, Inc.                       DE
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[X]    Grace H-G Inc.                                     DE
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[X]    Grace H-G II Inc.                                  DE
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[X]    Grace Hotel Services Corporation                   DE
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[X]    Grace International Holdings, Inc.                 DE
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       Grace Management Services, Inc.                    DE
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[X]    Grace Offshore Company                             LA
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[X]    Grace PAR Corporation                              DE
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[X]    Grace Petroleum Libya Incorporated                 DE
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       Grace Receivables Purchasing, Inc.                 DE
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[X]    Grace Tarpon Investors, Inc.                       DE
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[X]    Grace Ventures Corp.                               DE
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[X]    Grace Washington, Inc.                             DE
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[X]    W. R. Grace Capital Corporation                    NY
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[X]    W. R. Grace & Co.-Conn.                            CT
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[X]    W. R. Grace Land Corporation                       NY
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[X]    Gracoal, Inc.                                      DE
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[X]    Gracoal II, Inc.                                   DE
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[X]    Guanica-Caribe Land Development Corporation        DE
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[X]    Hanover Square Corporation                         DE
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[X]    Homco International, Inc.                          DE
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       Ichiban Chemical Co., Inc.                         DE
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[X]    Kootenai Development Company                       MT
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[X]    L B Realty, Inc.                                   DE
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[X]    Litigation Management, Inc.                        DE
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[X]    Monolith Enterprises, Incorporated                 DC
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[X]    Monroe Street, Inc.                                DE
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[X]    MRA Holdings Corp.                                 DE
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[X]    MRA Intermedco, Inc.                               DE
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[X]    MRA Staffing Systems, Inc.                         DE
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[X]    Remedium Group, Inc.                               DE
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       Separations Group, The                             CA
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[X]    Southern Oil, Resin & Fiberglass, Inc.             FL
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[X]    Water Street Corporation                           DE
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                                       2

                              NON-U.S. SUBSIDIARIES
                              ---------------------

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COUNTRY/
Subsidiary Name
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ARGENTINA
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W. R. Grace Argentina S.A.
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WRG Argentina, S.A.
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AUSTRALIA
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Grace Australia Pty. Ltd.
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BELGIUM
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Grace N.V.
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Grace Silica N.V.
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BRAZIL
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Grace Brasil Ltda.
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Grace Davison Ltda.
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PEADCO-Engenharia, Comercio Industria Ltda.
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CANADA
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GEC Divestment Corporation Ltd.
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Grace Canada, Inc.
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W. R. Grace Finance (NRO) Ltd.
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CHILE
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Grace Quimica Compania Limitada
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CHINA - PEOPLE'S REPUBLIC OF
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Grace China Ltd.
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COLOMBIA
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Grace Colombia S.A.
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W. R. G.  Colombia S.A.
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CUBA
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Envases Industriales y Comerciales, S.A.
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Papelera Camagueyana, S.A.
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DENMARK
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Grace A/S
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FRANCE
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Etablissements Pieri S.A.
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Societe Civile Beau-Beton
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W. R. Grace S.A.
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GERMANY
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Advanced Refining Technologies GmbH
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Grace Darex GmbH
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Grace GP G.m.b.H.
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Grace Holding G.m.b.H.
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Grace Management GP G.m.b.H.
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Grace Silica GmbH
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                                       3

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COUNTRY/
Subsidiary Name
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GREECE
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Grace Hellas E.P.E.
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HONG KONG
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W. R. Grace (Hong Kong) Limited
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W. R. Grace Southeast Asia Holdings Limited
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HUNGARY
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Grace Ertekesito Kft.
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INDIA
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W. R. Grace & Co. (India) Private Limited
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INDONESIA
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PT. Grace Specialty Chemicals Indonesia
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IRELAND
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Amicon Ireland Limited
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Grace Construction Products (Ireland) Limited
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Trans-Meridian Insurance (Dublin) Ltd.
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ITALY
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W. R. Grace Italiana S.p.A.
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JAPAN
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Grace Chemicals K.K.
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Grace Japan Kabushiki Kaisha
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KOREA
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Grace Korea Inc.
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MALAYSIA
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W. R. Grace (Malaysia) Sendiran Berhad
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W. R. Grace Specialty Chemicals (Malaysia) Sdn. Bhd.
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MEXICO
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Grace Container, S. A. de C. V.
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W. R. Grace Holdings, S. A. de C. V.
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NETHERLANDS
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Amicon B.V.
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Denac Nederland B.V.
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Storm van Bentem en Kluyver B.V.
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W. R. Grace B.V.
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NETHERLANDS ANTILLES
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W. R. Grace N.V.
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NEW ZEALAND
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Grace (New Zealand) Limited
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PHILIPPINES
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W. R. Grace (Philippines), Inc.
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POLAND
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Grace Sp. z o.o.
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RUSSIA
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Darex CIS LLC
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SINGAPORE
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W. R. Grace (Singapore) Private Limited
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SOUTH AFRICA
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Grace Davison (Proprietary) Limited
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W. R. Grace Africa (Pty.) Limited
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                                       4

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COUNTRY/
Subsidiary Name
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SPAIN
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Grace, S.A.
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Pieri Especialidades, S.L.
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SWEDEN
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Grace AB
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Grace Catalyst AB
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Grace Sweden AB
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SWITZERLAND
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Pieri S.A.
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TAIWAN
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W. R. Grace Taiwan, Inc.
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THAILAND
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W. R. Grace (Thailand) Limited
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UNITED KINGDOM
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A.A. Consultancy & Cleaning Company Limited
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Cormix Limited
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Borndear 1 Limited
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Borndear 2 Limited
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Borndear 3 Limited
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Chasmbridge Limited
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Darex UK Limited
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Emerson & Cuming (Trading) Ltd.
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Emerson & Cuming (UK) Ltd.
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Grace Construction Products Limited
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Pieri U.K. Limited
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Servicised Ltd.
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W. R. Grace Limited
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VENEZUELA
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Grace Venezuela, S.A.
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Inversiones GSC, S.A.
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